UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite M Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Lawrence I. Washor Washor & Associates 21800 Oxnard Street, Suite 790 Woodland Hills, CA 91367 (310) 479-2660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance. Actual results may vary significantly. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this Item 1.01 is set forth in Item 2.01 below, which is incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 27, 2017, pursuant to the written consent of the Company’s board of directors, the Company and its wholly-owned subsidiary, Parallax Behavioral Health, Inc. (“BHS”), a Delaware corporation, entered into an Intellectual Property Purchase Agreement with ProEventa, Inc., a Virginia Corporation (“ProEventa”), to acquire one hundred percent (100%) of certain Intellectual Property in the area of behavioral health technologies ("Intellectual Property") from ProEventa (the "Purchase Agreement").  The technologies of the Intellectual Property being acquired are the core products of ProEventa, and include R.E.B.O.O.T. (Reliable Evidence Based Outcomes Optimization Technologies) and COMPASS Mobile Application, whose platform features evidence-based content, decision support and real-time status updates for multiple stakeholders, all aimed at improving physical and behavioral health and wellness.  The Purchase Agreement was executed by the Company and BHS, and the transaction closed on May 1, 2017 (the "Closing Date").

Pursuant to the Purchase Agreement, in exchange for 100% of the Intellectual Property, among other things, the Company shall deliver to ProEventa on or prior to the Closing Date:

1.

A Stock Purchase Agreement for ProEventa to purchase two million five hundred thousand (2,500,000) shares of the Company’s common stock, valued at $600,000, for cash in the amount of $2,500, or $.001 per share; and

2.

A Revenue Sharing Agreement, providing for a cash earn-out to be paid to the ProEventa shareholders of up to three million ($3,000,000) dollars, to be derived from the net revenue generated from the Company’s business operations; and

3.

A Royalty Agreement, providing for a royalty to be paid to ProEventa of three (3%) percent of the revenues generated from the Intellectual Property, up to twenty-five million dollars ($25,000,000) in revenues generated; and

4.

A Limited License granted to ProEventa for the use of certain of the Intellectual Property technology at Grafton Schools.

The foregoing description of the acquisition is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement which is filed as Exhibit 10.33 to this Current Report on Form 8-K.

In conjunction with the Closing of the Purchase Agreement, the Company entered into a Consulting Agreement with James Gaynor (the ""Consulting Agreement") for a term of three (3) years.  As consideration for the services provided under the Consulting Agreement, Gaynor was granted 1) the right to purchase five hundred thousand (500,000) shares of the Company’s common stock, valued at $120,000, for cash in the amount of $500, or $.001 per share, to be issued contemporaneous with the Closing of the transaction; and 2) options to purchase one million (1,000,000) shares of the Company's common stock at a strike price of $0.25 per share.  The options vest annually over a three year period, commencing September 1, 2017.

The foregoing description of the Consulting Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Consulting Agreement which is filed as Exhibit 10.34 to this Current Report on Form 8-K.

ABOUT PROEVENTA

ProEventa, a Virginia Corporation, is the wholly owned subsidiary of Grafton Integrated Health Network, Inc., a non-profit Virginia corporation (“Grafton”).  ProEventa is a technology company focused on the development and commercialization of evidenced-based outcomes optimization technologies to support innovative data outcome solutions to companies.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the acquisition of the Intellectual Property, and pursuant to the terms and conditions of the Purchase Agreement, the Company issued 2,500,000 shares of its restricted common stock at $0.001 per share, for cash in the amount of $2,500.

In connection with a Consulting Agreement, and pursuant to the terms and conditions of the Purchase Agreement, the Company issued 500,000 shares of its restricted common stock at $0.001 per share, for cash in the amount of $500.

The Shares are being issued in reliance upon an exemption from registration afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description	Filing Reference
(10)	Material Contracts
10.33	Intellectual Property Purchase Agreement between Parallax Health Sciences, Inc., Parallax Behavioral Health, Inc., and ProEventa Inc. dated April 27, 2017	Filed herewith
10.34	Consulting Agreement between Parallax Health Sciences, Inc., and James Ganynor dated April 27, 2017	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Date: May 3, 2017	/s/ J. Michael Redmond
By: J. Michael Redmond
Its: President and Chief Executive Officer